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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ---------------------------
                                    FORM 8-K
                          ---------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 23, 2005
                        (Date of earliest event reported)

                          ---------------------------

                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

                          ---------------------------

           Delaware                       0-15291                 36-3312434
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                    File No.)          Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                          ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.01.     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
               RULE OR STANDARD; TRANSFER OF LISTING.

         On August 23, 2005, Arlington Hospitality, Inc. (the "Company") received a notice from the Listing Qualification Department of the Nasdaq Stock Market indicating that the Company fails to satisfy the requirements set forth in Marketplace Rule 4310(c)(14) as a result of the Company's failure to file its quarterly report on Form 10-Q for the quarter ended June 30, 2005. As a result of the Company's failure to satisfy the requirements of Marketplace Rule 4310(c)(14), a fifth character "E" was added to the Company's trading symbol at the opening of business on August 25, 2005, and the Company's securities will be delisted from The Nasdaq Stock Market at the opening of business on September 1, 2005, unless the Company appeals the decision of the Nasdaq Staff. The Company has until August 31, 2005 to appeal the decision; however, the Company does not expect to submit an appeal by this date. The Company is continuing to evaluate its strategic alternatives, including the filing of a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The Company's shares may become eligible to trade on the OTC Bulletin Board if a market maker makes an application to register and quote the Company's securities in accordance with SEC Rule 15c2-11, such application is cleared, and provided further, that the Company does not become the subject of a bankruptcy proceeding. There can be no assurance that trading on the OTC Bulletin Board will occur.

         Attached hereto as Exhibit 99.1 is a press release of the Company announcing receipt of the August 23, 2005 letter and the delisting of the Company's securities.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT        DESCRIPTION
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   99.1        Press release of Arlington Hospitality, Inc. dated August 29,
               2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: August 29, 2005


                               Arlington Hospitality, Inc.
                               (Registrant)

                               By:  /s/ Stephen K. Miller
                                    -----------------------------------
                                        Stephen K. Miller
                                        Interim Chief Executive Officer

                               By:  /s/ James B. Dale
                                    -----------------------------------
                                        James B. Dale
                                        Senior Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT      DESCRIPTION
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   99.1      Press release of Arlington Hospitality, Inc. dated August 29, 2005.